EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report of Sew Cal Logo, Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Judy Songer, Chief Financial Officer of the Company, certifies to the best of her knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Annual Report on Form 10-KSB for the period ending August 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Anual Report on Form 10-KSB for the period ending August 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Sew Cal Logo, Inc.

Dated: December 18, 2006

                                        SEW CAL LOGO, INC.

                                        By: /s/ Judy Songer
                                            -----------------------------------
                                            Chief Financial Officer